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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report  (Date of earliest event reported): October 3, 2000



                      PHOENIX RESOURCES TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                Nevada                 000-19708           84-1034982
     ----------------------------     ------------     -------------------
     (State or other jurisdiction     (Commission         (IRS Employer
           of incorporation)          File Number)     Identification No.)


             2 Penn Plaza, Suite 1500, New York City, NY 10121
            ---------------------------------------------------
            (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:  (408) 255-3924



                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS

     On October 3, 2000, Phoenix Resources Technologies, Inc. ("PRTI"), issued a press release attached hereto as Exhibit 99.1, announcing the resignation of Ben Traub, Richard Munson, Warren Gasci and Ellen Luthy each in their individual capacities as a member of the Board of Directors of PRTI, and announcing the appointment of Ron Wilkins, as President, Tom Thomas, as Director, Bobby Rekhi, as Vice Chairman, Michael Lamb, as Secretary and Mike Bahlo, as Treasurer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not Applicable.

     (b)  Not applicable.

     (C)  Exhibits:

     Exhibit No.                        Exhibit Description


     99.1 Press Release of Phoenix Resources Technologies, Inc., dated October 3, 2000.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PHOENIX RESOURCES TECHNOLOGIES, INC.



                                    By:       /s/ Ron Wilkins
                                       ----------------------------------
                                       Its: President and Chief Executive
                                            Officer

Date: October 3, 2000
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                                 EXHIBIT INDEX


     Exhibit No.                        Exhibit Description

     99.1 Press Release of Phoenix Resources Technologies, Inc., dated October 3, 2000.